                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2003

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            0-19907              48-1109495
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

   224 East Douglas, Suite 700, Wichita, KS                     67202
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   (Address of principal executive offices)                   (zip code)

       Registrant's telephone number, including area code: (316) 264-8899
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                                Not applicable.
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            Jamie  B.  Coulter,   the  Chief  Executive  Officer  of  Lone  Star
Steakhouse & Saloon, Inc. (the "Company"),  entered into a stock trading plan on
October 8, 2003, in accordance  with Rule 10b5-1 to sell up to 400,000 shares of the Company's common stock, which may include up to 400,000 shares issuable upon the exercise of options expiring in January 2004. The plan provides for sales of specified  share  amounts at market  prices,  subject to specified  limitations.
Sales  pursuant to this plan  commence on October 9, 2003 and end on January 30,
2004.  This plan was  established  during the  Company's  trading  "window".  In addition,  Mr.  Coulter has informed the Company that he will publicly  disclose any stock sales made under the Rule  10b5-1  plan as required by the  securities laws. The Company has issued a press release relating to the foregoing, which is being filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.      Exhibits
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             99.1            Press Release dated October 8, 2003.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: October 8, 2003                   By: /s/ Gerald T. Aaron
                                             ------------------------
                                         Name:  Gerald T. Aaron
                                         Title: Senior Vice President